Property Plant and Equipment	12 Months Ended
Dec. 31, 2023
Property Plant and Equipment
Property, plant and equipment

8. Property, plant and equipment

	Mining	Non-producing	Plant and	Right-of-use	Corporate office
	interests	properties	equipment	lease assets	equipment	Total

Cost
Balance at January 1, 2022	$208,266	$12,469	$110,273	$11,373	$240	$342,621
Asset additions	9,302	-	10,304	720	(4)	20,322
Change in decommissioning provision	(2,156)	-	-	-	-	(2,156)
Balance at December 31, 2022	215,412	12,469	120,577	12,093	236	360,787
Asset additions	11,517	-	8,420	238	1	20,176
Asset disposals	-	-	(769)	(646)	-	(1,415)
Change in decommissioning provision	(110)	-	-	-	-	(110)
Balance at December 31, 2023	$226,819	$12,469	$128,228	$11,685	$237	$379,438

Accumulated depreciation
and depletion
Balance at January 1, 2022	$(101,091)	$-	$(57,755)	$(5,732)	$(130)	$(164,708)
Depreciation/depletion for the year	(9,918)	-	(10,077)	(1,306)	(39)	(21,340)
Impairment for the year	(3,539)	-	(9,901)	-	-	(13,440)
Balance at December 31, 2022	(114,548)	-	(77,733)	(7,038)	(169)	(199,488)
Depreciation/depletion for the year	(11,926)	-	(7,707)	(1,185)	(31)	(20,849)
Impairment for the year	(6,000)	-	-	-	-	(6,000)
Balance at December 31, 2023	$(132,474)	$-	$(85,440)	$(8,223)	$(200)	$(226,337)

Carrying value
at December 31, 2022	$100,864	$12,469	$42,844	$5,055	$67	$161,299
at December 31, 2023	$94,345	$12,469	$42,788	$3,462	$37	$153,101

Non-current assets are tested for impairment or impairment reversals when events or changes in circumstances suggest that the carrying amount may not be recoverable.

Impairment indicators were identified during the years ended December 31, 2023 and 2022 caused by market capitalization being less than the net assets of the Company, and during the year ended December 31, 2021 from gold production of the Relief Canyon Mine due to differences observed between the modelled (planned) and mined (actual) ore tonnage and carbonaceous material identified in the early phases of the mine plan. Impairments were recorded as at December 31, 2023, September 31, 2022, and March 31, 2021. The Company assessed the recoverability of the $32.1 carrying amount of the Relief Canyon Mine cash-generating unit (2022 and 2021: $56.7 million and $121.8 million, respectively) and a $6.0 million impairment to the carrying value was identified (2022 and 2021: $13.4 million and $55.6 million, respectively). The Company allocated $6.0 million of the impairment against mineral interests relating to the Relief Canyon Mine as at December 31, 2023 (2022 and 2021: $3.5 million of the impairment against mineral interests and $9.9 million to plant and equipment relating to the Relief Canyon Mine as at September 30, 2022, and $41.2 million of the impairment against mineral interests, $10.7 million to plant and equipment, and $3.7 million to right-of-use lease assets relating to the Relief Canyon Mine as at March 31, 2021). The $26.1 million recoverable amount of the Relief Canyon Mine’s net assets (2022: $43.3 million) was determined based on a market approach of trading multiples of comparable companies. Publicly traded companies with gold mining assets of similar development and production stages to the Relief Canyon Mine were identified and assessed for total enterprise value and contained gold equivalent ounces to derive at an implied valuation multiple. The derived implied valuation multiples of feasibility and pre-production stage companies ranging from $23 per contained gold equivalent ounce to $31 per contained gold equivalent ounce were compared to that of the Relief Canyon Mine in assessing the recoverability of its carrying amount (2022: development and production stage companies ranging from $64 per contained gold equivalent ounce to $77 per contained gold equivalent ounce). For 2021, the $66.2 million recoverable amount of the Relief Canyon Mine’s net assets was determined based on the after-tax discounted cash flows expected to be derived from this property’s fair-market value less estimated costs of disposal. The after-tax discounted cash flows were determined based on an updated life-of-mine cash flow projection which incorporated management’s best estimates of commodity prices, future capital requirements and production costs along with geological assumptions and judgments made in estimating the size, grade and recovery of the ore bodies.

Fair value models are considered to be Level 3 within the fair value hierarchy. Key assumptions used in Relief Canyon Mine’s fair value models include estimation of total enterprise value and contained gold equivalent ounces of publicly traded companies based on observable market data. Total enterprise value was derived from market capitalization adjusted for a control premium while excluding cash and cash equivalents and book value of other non-mining assets and discounting for production delays. An increase and decrease in market capitalization of 1% would impact the recoverable amount by estimates of approximately $0.2 million (2022: $0.4 million) increase and $0.2 million (2022: $0.4 million) decrease, respectively. Key assumptions used in Relief Canyon Mine’s fair value model as at March 31, 2021 include estimation of production profile and reserves from its life-of-mine plan, operating and capital costs to extract the reserves, discount rate of 6-8% based on the Company’s weighted average cost of capital, gold price from $1,860 per ounce in 2021 down to $1,608 per ounce in 2025 and beyond based on observable market data including spot price and industry analyst consensus, and mine life of 5 years. An increase and decrease in discount rate of 1% would impact the recoverable amount by estimates of approximately $2.3 million decrease and $2.4 million increase, respectively, an increase and decrease in gold recovery rate of 1% would impact the recoverable amount by estimates of approximately $4.7 million increase and $4.7 million decrease, respectively, and an increase and decrease in long-term gold price of $100 per ounce would impact the recoverable amount by estimates of approximately $16.6 million increase and $17.3 million decrease, respectively. This impairment was assessed on the extrapolation of data from the initial phases of mining onto the remaining mining phases with additional leaching test work ongoing. If a subsequent impairment test indicated further changes in market multiples and contained gold equivalent ounces, it could result in a material recovery or further impairment to the carrying amount.

The carrying amounts of mineral interests, plant and equipment, and right-of-use lease assets from the Relief Canyon Mine is approximately $16.3 million, $9.6 million, and $1.5 million, respectively, as at December 31, 2023 (December 31, 2022: $22.5 million, $12.4 million, and $3.0 million, respectively).

The Company recognized an impairment loss of $0.4 million during the year ended December 31, 2021 related to damaged equipment from the Cosalá Operations.

The Company completed the acquisition of the San Felipe property located in Sonora, Mexico on October 8, 2020. As at December 31, 2023, the carrying amount of this property was $12.5 million included in non-producing properties.